EXPLANATORY NOTE

Attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement filed with the Securities and Exchange Commission on June 17, 2014 (Accession No. 0001193125-14-239365), to the Class A & C and Class I Summary Prospectuses and Prospectuses dated May 1, 2014, for Cohen & Steers Preferred Securities and Income Fund, Inc.